MASSMUTUAL SELECT FUNDS

This Prospectus describes the following Fund:

Asset Allocation/Lifestyle	Sub-Advised by:
MassMutual Select Global Allocation Fund	BlackRock Investment Management, LLC

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

December 1, 2009

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MassMutual Select Global Allocation Fund (Class N shares not currently available)

Investment Objective

The Fund seeks long-term total return.

Principal Investment Strategies and Risks

The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security.

Equity securities in which the Fund invests may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. The Fund may invest in debt securities of any kind, including, by way of example, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers; mortgage-backed or other asset-backed securities; debt securities convertible into equity securities; inflation-indexed bonds; structured notes; and loan participations. Debt securities may pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies. Debt securities in which the Fund invests will be primarily investment grade, meaning that they will be rated at least Baa by Moody’s or BBB by Standard & Poor’s, or if unrated will be considered by the Fund’s Sub-Adviser, BlackRock Investment Management, LLC (“BlackRock”), to be of comparable quality; the Fund may invest up to 35% of it total assets in below investment grade debt securities (“junk bonds”), corporate loans and distressed securities.

Generally, the Fund seeks to reduce volatility by allocating its assets broadly across markets, industries and issuers. The Fund has no geographic limits on where it may invest. This flexibility allows BlackRock to look for investments in markets around the world, including emerging markets, that it believes will provide the best asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in real estate investment trusts (“REITs”).

BlackRock uses the Fund’s investment flexibility to create a portfolio of assets allocated between equity and debt securities and widely diversified among many individual investments typically. Debt securities in which the Fund invests will be of varying maturities; debt securities of foreign issuers often have the potential for capital appreciation through changes in central bank rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries. BlackRock adjusts the Fund’s exposures to foreign currencies through the use of forward currency contracts and other currency derivatives, and the Fund may underweight or overweight a currency based on its investment outlook. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more – unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) – of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the U.S. (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by REITs or companies that mine precious metals.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in securities issued by trusts or other investment vehicles that hold direct investments in precious metals or other commodities; it may also engage in derivatives transactions where its returns will be based in part or in whole on the returns of one or more commodities. The Fund may also attempt to earn qualifying income under applicable tax rules from commodities and commodities-related investments by investing up to 25% of its total assets in the MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Select Cayman Fund”); the Select Cayman Fund will be a wholly owned subsidiary of the Fund formed in the Cayman Islands, seeking to invest primarily in commodity-related instruments. By investing in these asset classes through a subsidiary, the Fund will likely be able to invest more of its assets in these asset classes than other mutual funds.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Corporate Loans Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Growth Company Risk, Value Company Risk, Convertible Securities Risk, Lower-Rated Fixed Income

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Securities Risk, Preferred Stock Risk, Commodities- Related Investments Risk, Select Cayman Fund Risk and REIT Risk.

These Risks are described beginning on page 5.

Annual Performance

This Fund began operations December 1, 2009, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class S		Class Y		Class L		Class A		Class N
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None		None		None		5.75%		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None		None		None		None	(1)	1.00%	(2)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.80%		.80%		.80%		.80%		.80%
Distribution and Service (Rule 12b-1) Fees	None		None		None		.25%		.50%
Other Expenses of the Fund(3)	.10%		.20%		.35%		.35%		.40%
Other Expenses of the Select Cayman Fund(4)	—%		—%		—%		—%		—%
Acquired Fund Fees and Expenses(5)	.02%		.02%		.02%		.02%		.02%
Total Annual Fund Operating Expenses	.92%		1.02%		1.17%		1.42%		1.72%

Less Expense Reimbursement	(.04%	)	(.04%	)	(.04%	)	(.04%	)	(.04%	)
Net Fund Expenses(6)(7)	.88%		.98%		1.13%		1.38%		1.68%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class S	$90	$288
Class Y	$100	$319
Class L	$115	$366
Class A	$707	$994
Class N	$274	$537

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class N	$171	$537

(1)	A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2)	Applies to shares redeemed within 18 months of purchase.

(3)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(4)	The Select Cayman Fund is not yet organized and, accordingly, “Other expenses of the Select Cayman Fund” are based on estimated amounts for the first fiscal year of less than 0.01%.

(5)	Acquired Fund fees and expenses represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles, excluding the Select Cayman Fund. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(6)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses), excluding Acquired Fund fees and expenses, through March 31, 2011 to the extent that Net Fund Expenses would otherwise exceed .86%, .96%, 1.11%, 1.36% and 1.66% for Classes S, Y, L, A and N, respectively. The Net Fund Expenses shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Trust on behalf of the Fund and MassMutual.

(7)	Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

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Summary of Principal Risks

The value of your investment in the Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on the Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. The Fund could be subject to additional risks. Although the Fund strives to reach its stated goal, it cannot offer guaranteed results. You have the potential to make money in the Fund, but you can also lose money.

•	Market Risk

Market risk is the general risk of unfavorable market-induced changes in the value of a security. The Fund is subject to market risk when it invests some or all of its assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a fixed, variable or floating interest rate over a predetermined period. Payments of principal or interest may be at fixed intervals, only at maturity or upon the occurrence of stated events or contingencies. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Fund will likely fall. If interest rates fall, most securities held by the Fund paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment. It is used to determine the sensitivity of the security’s value to changes in interest rates. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

In the case of stocks and other equity securities (including preferred stock, warrants and convertible securities), market risk is the result of a number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than are other equity securities.

Since the Fund maintains substantial exposure to equities and does not attempt to time the market, it faces the possibility that stock market prices in general will decline over short or even extended periods, subjecting the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•	Credit Risk. This is the risk that the issuer or the guarantor of a debt security (including a security purchased with securities lending cash collateral), or the counterparty to a derivatives contract or securities loan, will be, or will be perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations, or that a debt security’s rating will be downgraded by a credit rating agency. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Fund to the extent it invests in below investment grade securities. These debt

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations.” Those sections also include more information about the Fund, its investments and the related risks.

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securities and unrated securities of similar quality, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater risks of loss of income and principal than investment grade securities. When the Fund invests in foreign debt securities it is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•	Management Risk. Management risk is the chance that poor security selection will cause the Fund to underperform relative to other funds with similar investment objectives. The Fund’s sub-adviser manages the Fund according to traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. The sub-adviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. The Fund’s sub-adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

Also, the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund. The performance of an investment in certain types of securities may depend more on the sub-adviser’s analysis than would be the case for other types of securities.

•	Corporate Loans Risk. The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. In addition, the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes and the Fund may experience difficulties in selling its corporate loans.

•	Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Fund to the extent it invests to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are callable or prepaid) will be reinvested at lower rates if interest rates fall.

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Liquidity Risk.  Liquidity risk exists when particular investments are difficult to sell or to close out at favorable prices or times. The ability of the Fund to dispose of such illiquid securities at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities during periods when the sub-adviser would otherwise have sold them. Some securities held by the Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, the Fund, by itself or together with other accounts managed by the sub-adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions,

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and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value (“NAV”). The Fund, and the Select Cayman Fund, will each limit its investments in illiquid securities to 15% of its net assets. In applying the illiquid securities restriction to the Fund, the Fund’s investment in the Select Cayman Fund will be considered to be liquid. Investments in derivatives, structured assets such as mortgage-backed and asset-backed securities, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk.

•	Derivative Risk. Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When the Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s sub-adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance the Fund’s performance, it may instead reduce returns and increase volatility.

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Foreign Investment Risk.  Because the Fund invests in foreign securities and instruments it may experience more rapid and extreme changes in value than funds that invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. There may be less information publicly available about a foreign company than about a comparable domestic company, and many foreign companies are not subject to accounting, auditing, or financial reporting standards and practices comparable to those in the United States. Also, nationalization, expropriation or confiscatory taxation, foreign withholding or other taxes, restrictions or prohibitions on repatriation of foreign currencies, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire

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investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated. In addition, foreign brokerage commissions and other fees also are generally higher than in the United States.

The Fund may also invest in foreign securities known as depositary receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. American Depositary Receipts (“ADRs”) are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities. ADRs, GDRs and EDRs, which may be sponsored or unsponsored, represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the statement of additional information (“SAI”).

•	Emerging Markets Risk. The Fund may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the sub-adviser deems those investments to be consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging market countries may have higher relative rates of inflation than developed countries and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries. Investments in emerging market countries could be subject to expropriation of assets, which could wipe out the entire value of the Fund’s investment in that market. Emerging market debt securities are often rated below investment grade (often referred to as “junk bonds”), reflecting increased risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted. Emerging markets also may be concentrated towards particular industries. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk than developed countries of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by the Fund. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions, making it harder for the Fund to buy and sell securities. These factors could result in settlement delays and temporary periods when a portion of the Fund’s assets is not invested and could cause a loss in value due to illiquidity.

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Currency Risk.  The Fund is subject to currency risk to the extent that it invests in securities of foreign companies that are traded in, and receive revenues in, foreign currencies or to the extent it buys currencies in excess of underlying equities. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S.

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investor would receive on foreign investments. The Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies or to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. The Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•	Smaller and Mid-Cap Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, the Fund’s sub-adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of smaller companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Although mid-cap companies are larger than smaller companies, they may have many of the same risks.

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Growth Company Risk.  Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500® Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Value Company Risk. The value investment approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

•	Convertible Securities Risk. Because convertible securities can be converted into common stock, their value normally will vary in some proportion with those of the underlying common stock. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. The Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

•	Lower-Rated Fixed Income Securities Risk. Lower-rated fixed income securities, which are also known as “junk bonds,” and comparable unrated securities in which the Fund invests, have speculative characteristics. Changes in economic conditions or adverse developments affecting particular companies or industries are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities.

Lower rated fixed income securities involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of

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principal and interest. The market price for lower-rated fixed income securities generally responds to short-term corporate and market developments to a greater extent than more highly-rated securities because these developments are perceived to have a more direct relationship to the ability of an issuer of lower-rated fixed income securities to meet its ongoing obligations.

When the Fund invests in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), it may be subject to greater credit risk because of these investments. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

•	Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease. Preferred stock may be more volatile and riskier than other forms of investment. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

•	Commodities-Related Investments Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

•	Select Cayman Fund Risk. By investing in the Select Cayman Fund, the Fund will be indirectly exposed to the risks associated with the Select Cayman Fund’s investments. The commodity- related instruments held by the Select Cayman Fund will generally be subject to the risks of commodities-related investments described above. The Select Cayman Fund will not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and will not be subject to all the investor protections of the 1940 Act. However, the Fund will wholly own and control the Select Cayman Fund, and the Fund and the Select Cayman Fund will both be sub-advised by BlackRock. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Select Cayman Fund to operate as described in this Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Select Cayman Fund. If Cayman Islands law changes such that the Select Cayman Fund must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

•	REIT Risk. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

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About the Investment Adviser and Sub-Adviser

Massachusetts Mutual Life Insurance Company (“MassMutual”) located at 1295 State Street, Springfield, Massachusetts 01111, is the Fund’s investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2008, MassMutual, together with its subsidiaries, had assets under management of approximately $363 billion.

MassMutual will be paid an investment management fee of .80% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees approving any investment advisory contract of the Fund will be available in the Fund’s annual report to shareholders dated December 31, 2009.

The Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee for each share class of the Fund is .05% for Class S shares; .15% for Class Y shares; .30% for Class L and Class A shares and .35% for Class N shares.

MassMutual contracts with the following Sub-Adviser to help manage the Fund:

BlackRock Investment Management, LLC (“BlackRock”), located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, manages the investments of the Global Allocation Fund. BlackRock is an affiliate of BlackRock Advisors, LLC, which is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $1.307 trillion in investment company and other portfolio assets under management as of December 31, 2008. The Global Allocation Fund is managed by a team of financial professionals. The following individuals are primarily responsible for the day to day management of the Fund.

Dennis W. Stattman

is jointly responsible for the day-to-day management of the Global Allocation Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Mr. Strattman has been a Managing Director of BlackRock, Inc. since 2006. Previously, he was a Managing Director of Merrill Lynch Investment Managers (“MLIM”) from 2000 to 2006 and a Portfolio Manager with BlackRock or MLIM since 1989.

Dan Chamby

is jointly responsible for the day-to-day management of the Global Allocation Fund’s portfolio. Mr. Chamby has been a Managing Director of BlackRock, Inc. since 2007. He was a Director of BlackRock, Inc. from 2006 to 2007 and previously was a Portfolio Manager with BlackRock or MLIM since 2003.

Romualdo Roldan

is jointly responsible for the day-to-day management of the Global Allocation Fund’s portfolio. Mr. Roldan has been a Managing Director of BlackRock, Inc. since 2008. He was a Director of BlackRock, Inc from 2006 to 2008 and previously was a Portfolio Manager with BlackRock or MLIM since 1998.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a sub-adviser in a quick, efficient and cost-effective fashion when, for example, its performance is inadequate or the sub-adviser no longer is able to meet the Fund’s investment objective and strategies. Pursuant to the exemptive relief, MassMutual will provide to the Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser. As of the date of this Prospectus the shareholders of the Fund have previously approved this arrangement.

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About the Classes of Shares – Multiple Class Information

The Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the fund-by-fund information earlier in this Prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of the Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of the Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Each Class of shares of the Fund may also be purchased by the following Eligible Purchasers:

•	Qualified plans under Section 401(a) of the Code, Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $50 million for Class S shares, $5 million for Class Y shares and $1 million for Class L shares.

Class S shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $50 million.

Class Y shares may also be purchased by:

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $5 million.

Class L shares may also be purchased by:

•	Other institutional investors with assets generally in excess of $1 million.

Class A and Class N shares may also be purchased by:

•	Individual retirement accounts described in Code Section 408;

•	Voluntary employees’ beneficiary associations described in Code Section 501(c)(9); and

•	Other institutional investors.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if MML Distributors, LLC (the “Distributor”) or MassMutual, as applicable, determines that the expected size (over

–  12  –

time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Class A and Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Shareholder and Distribution Fees.  Class S, Y and L shares of the Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class S, Y and L shares do not have deferred sales charges or any Rule 12b-1 fees.

Distribution and Service (Rule 12b-1) Fees. Class A shares are sold at net asset value per share plus an initial sales charge. Class N shares are sold at net asset value per share without an initial sales charge. Therefore, for Class N shares, 100% of an Investor’s money is invested in the Fund. The Fund has adopted Rule 12b-1 Plans for Class A and Class N shares of the Fund.

Under the Class A Rule 12b-1 Plan, the Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of the Fund’s average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Service fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Class A Rule 12b-1 Plan for service fees will be paid to MassMutual, through the Distributor, and compensation under the Plan for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries. MassMutual may pay any Class A Rule 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Under the Class N Rule 12b-1 Plan, the Fund pays the Distributor an annual distribution fee of .25%. The Fund also pays .25% in service fees to MassMutual each year under the Class N Rule 12b-1 Plan. MassMutual will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. The Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses.

Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A and Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of Rule 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class S, Class Y, Class L, Class A or Class N shares. This compensation is paid by MassMutual, not from Fund assets. The payments

–  13  –

on account of Class S, Class Y, Class L, Class A or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the Fund to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S, Class Y or Class L shares, the Fund has adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Fund under these plans. Compensation paid by the Fund to brokers or other intermediaries for providing services on account of Class A or Class N shares is described above under “Distribution and Service (Rule 12b-1) Fees.” Annual compensation paid on account of Class S, Class Y, Class L, Class A or Class N shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of the Fund or certain of MassMutual’s variable annuity contracts for which the Fund is an underlying investment option.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Fund or any contract using the Fund as an investment option. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

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Investing In The Fund

Buying, Redeeming and Exchanging Shares

The Fund sells its shares at a price equal to its NAV plus any initial sales charge that applies (see “Determining Net Asset Value” below). Your purchase order will be priced at the next NAV calculated after the order is received in good form by the transfer agent, MassMutual or another intermediary authorized for this purpose. The Fund will suspend selling its shares during any period when the determination of NAV is suspended. The Fund can reject any purchase order (generally within one Business Day) and can suspend purchases if it is in its best interest. A “Business Day” is every day the New York Stock Exchange (“NYSE”) is open.

The Fund redeems its shares at its next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Fund can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of the Fund for the same class of shares of another Fund. An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the Fund, however, will not be accepted if you have already made a purchase followed by a redemption involving the Fund within the last 60 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Fund may limit, restrict or refuse exchange purchases, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	the Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund does not accommodate excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Fund can disrupt the management of the Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by the Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

The Fund reserves the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Fund does not accept purchase, redemption or exchange orders or compute its NAV on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus

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Day and Veterans Day. Certain foreign markets may be open on days when the Fund does not accept orders or price its shares. As a result, the NAV of the Fund’s shares may change on days when you will not be able to buy or sell shares.

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

Front-End Sales Charge (As a Percentage of Offering Price) / Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:
Price Breakpoints	General Equity	General Taxable Bond	Shorter- Term Bond
Less than $25,000	5.75%/ 6.10%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$25,000- $49,999	5.50%/ 5.82%/ 4.75%	4.75%/ 4.99%/ 4.00%	3.50%/ 3.63%/ 3.00%
$50,000- $99,999	4.75%/ 4.99%/ 4.00%	4.50%/ 4.71%/ 3.75%	3.50%/ 3.63%/ 3.00%
$100,000- $249,999	3.75%/ 3.90%/ 3.00%	3.50%/ 3.63%/ 2.75%	3.00%/ 3.09%/ 2.50%
$250,000- $499,999	2.50%/ 2.56%/ 2.00%	2.00%/ 2.04%/ 2.25%	2.50%/ 2.56%/ 2.00%
$500,000- $999,999	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.60%	2.00%/ 2.04%/ 1.50%
$1,000,000 or more	None/ None/ 1.00%	None/ None/ 1.00%	None/ None/ .50%

A reduced sales charge may be obtained for Class A shares under the Fund’s “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/retire.

There is an initial sales charge on the purchase of Class A shares of each of the MassMutual Select Funds.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0%, or .50% of purchases of $1 million or more, as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be

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deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

If Class N shares are redeemed within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

•	the amount of your account value represented by an increase in net asset value over the initial purchase price,

•	shares purchased by the reinvestment of dividends or capital gains distributions, or

•	shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains distributions, and

2.	shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of the Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

•	Purchases into insurance company separate investment accounts.

•	Purchases into Retirement Plans or other employee benefit plans.

•	Purchases of Class A shares aggregating $1 million or more of any one or more of the Funds.

•	Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a portfolio manager of the Fund.

Waivers of Class A and Class N Contingent Deferred Sales Charges

The Class A and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.	Waivers for Redemptions in Certain Cases.

The Class A and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

•	Redemptions from insurance company separate investment accounts.

[1]

The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

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•	Redemptions from Retirement Plans or other employee benefit plans.

•	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•	Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•	Redemptions of Class A and Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•	In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Code.

B.	Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A and Class N shares sold or issued in the following cases:

•	Shares sold to MassMutual or its affiliates.

•	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•	Shares issued in plans of reorganization to which the Fund is a party.

•	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families[1]”) of the Fund, MassMutual and its affiliates.

•	Shares sold to a present or former portfolio manager of the Fund.

Determining Net Asset Value

The Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE each day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The Fund will not price its shares on days when the NYSE is closed.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest. Shares of other mutual funds are valued at their closing net asset values as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and general market data.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such market quotations or valuations are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Fund’s Valuation Committee in accordance with procedures approved by the Board of Trustees, and under the ultimate supervision of the Board of Trustees. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined

[1]

The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

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for an investment using the Fund’s fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank.

The Fund may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund’s portfolio securities may change on days when the price of the Fund’s shares is not calculated. The price of the Fund’s shares will reflect any such changes when the price of the Fund’s shares is next calculated, which is the next day the NYSE is open. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Fund’s Valuation Committee pursuant to guidelines established by the Board of Trustees, and under the ultimate supervision of the Board of Trustees.

The Fund’s valuation methods are more fully described in the SAI.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Taxation and Distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. The Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments, including without limitation, direct investments in commodities and certain commodity-related instruments. As a regulated investment company, the Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, a fund that fails to distribute at least 98% of its ordinary income for a calendar year plus 98% of its capital gain net income recognized during the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) generally will be subject to a 4% excise tax on the undistributed amount. Certain investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from the Fund and dispositions of Fund shares. This Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of the Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities invested in shares of the Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of the Fund’s ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from the sale of capital assets held by the Fund for more than one year) are taxable as

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long-term capital gains in the hands of an investor whether distributed in cash or additional shares. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2011.

The nature of the Fund’s distributions will be affected by its investment strategies. A fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by the Fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.

The Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). The Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. Distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from an exchange or redemption of an investor’s shares in the Fund will generally be subject to tax. A loss incurred with respect to shares of the Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.

The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. The Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays, in which case a shareholder must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations.

In addition, the Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

In general, dividends (other than capital gain dividends) paid by the Fund to a person who is not a “United States person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Fund beginning before January 1, 2010, the Fund generally is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Fund does not intend to make such dividend designations. Capital gain dividends generally will not be subject to withholding.

The discussion above is very general. Shareholders should consult their tax adviser for more information about the effect that an investment in the Fund could have on their own tax situation, including possible state, local and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

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Performance for a Similar Account

Performance for a Similar Account managed by the Portfolio Managers*

The bar chart illustrates the variability of returns achieved by the portfolio managers for an account with investment objectives, policies and investment strategies substantially similar to that of the Fund. The performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

During the periods shown above, the highest quarterly return was 6.19% for the quarter ended March 31, 2006 and the lowest was
-12.14% for the quarter ended September 30, 2008.

Average Annual Total Returns for a Similar Account managed by the Portfolio Managers*

(for the periods ended December 31, 2008)

The table compares investment results for an account managed by the portfolio managers with investment objectives, policies and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Since 01/02/06
BlackRock Mutual Fund
Class S*	-20.36%	2.63%
Class Y*	-20.44%	2.53%
Class L*	-20.56%	2.37%
Class A*	-25.32%	0.12%
Class N*	-21.80%	1.82%

	One Year		Since 01/02/06
Financial Times Stock Exchange (FTSE) World Index^	-	40.91%	-	7.21%
S&P 500 Index^^	-	37.00%	-	8.36%
Financial Times Stock Exchange (FTSE) World Index (ex-U.S.) Equities^^^	-	44.09%	-	6.29%
Merrill Lynch Treasury Index GAO^^^^		13.28%		8.75%
Citigroup Non-USD World Government Bond Index^^^^^		10.11%		9.49%

* Performance shown is from a mutual fund managed by the portfolio managers of the Fund for BlackRock Advisors, LLC, an affiliate of BlackRock, with substantially similar investment objectives, policies and investment strategies as the Fund and without significant client-imposed restrictions, adjusted to reflect the fees and expenses of each of the Fund’s share classes, including sales loads. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar chart is based on Class S expenses. The performance is of the BlackRock Global Allocation Fund (“BlackRock Fund”), which is registered under the 1940 Act, and is provided solely to illustrate the performance of the portfolio managers in managing such a portfolio. Mr. Stattman has been the BlackRock Fund’s senior portfolio manager since 2002. Mr. Chamby and Mr. Roldan have managed the BlackRock Fund since 2004 and 2006, respectively. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Similar fund performance is not indicative of future rates of return and is no indication of future performance of the Fund.

^ The Financial Times Stock Exchange (FTSE) World Index is a broad-based capitalization-weighted index comprised of 2,200 equities from 24 countries in 12 regions, including the United States. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^ The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^ The Financial Times Stock Exchange (FTSE) World Index (ex-U.S.) Equities is an unmanaged capitalization-weighted index comprised of 1,630 companies in 28 countries, excluding the United States. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^^ The Merrill Lynch Treasury Index GAO is an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

^^^^^ The Citigroup Non-USD World Government Bond Index is a widely recognized, unmanaged market capitalization-weighted index of debt securities of major foreign government bond markets excluding the U.S. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

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ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Fund may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below. Unless otherwise specified, the Fund may engage in the investment practices and techniques described below to the extent consistent with the Fund’s investment objective and investment restrictions. The Fund will not necessarily utilize all or any of these practices and techniques at all or at any one time.

Repurchase Agreements and Reverse Repurchase Agreements

The Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which the Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which the Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time.

As to repurchase agreements, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. As to reverse repurchase agreements, if the buyer files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

Additional information about repurchase agreements and reverse repurchase agreements and related risks can be found in the SAI.

Securities Lending

The Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. This 33% limitation is pursuant to applicable SEC guidelines; this limitation may be increased up to 100% pursuant to the Fund’s fundamental investment restrictions should the SEC revise its guidelines. More information regarding the Fund’s fundamental investment restrictions can be found in the Fund’s SAI. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, and/or other counterparty default. If a borrower defaults on its obligation to return loaned securities because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Loans will be made only to borrowers deemed by MassMutual and the Fund’s custodian to be in good standing. In addition, the Fund must recover any loaned securities in order to vote on matters affecting such securities.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by the Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by the Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by the Fund are for the account and risk of the Fund and the Fund is subject to the risk that it will suffer loss from the investment of collateral. In addition, there is no guarantee that the Fund would not experience delay in selling its investments, and/or be required to liquidate other portfolio assets in order to satisfy its obligations.

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Hedging Instruments and Derivatives

Derivatives are financial contracts the values of which depend on, or derive from, the values of an underlying asset, reference rate, or index. Examples of derivatives that the Funds may buy, sell or otherwise utilize (unless otherwise prohibited or inconsistent with the Fund’s policies) include, among others, options, futures, forward contracts, warrants and swap agreements. The Fund may use derivatives as more fully discussed in the SAI.

The Fund may (but is not required to) use derivatives:

•	to protect against possible declines in the market value of the Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect the Fund’s unrealized gains or limit its unrealized losses;

•	to manage the Fund’s exposure to changing securities prices; and

•	to seek additional investment returns.

In addition, the Fund may use derivatives to obtain exposure to otherwise inaccessible markets.

The Fund may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in the Fund’s portfolio.

(1)	Forward Contracts – The Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While the Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s sub-adviser deems it appropriate to do so.

(2)	Currency Transactions – The Fund may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value or to generate additional returns by engaging in currency transactions that are in excess of currency exposure attributable to underlying equities when opportunities arise.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit the Fund’s use of such instruments, see the SAI.

There can be no assurance that the use of hedging instruments and derivatives by the Fund will assist it in achieving its investment objective. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing in securities and other instruments directly. Derivatives are subject to a number of risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk and leveraging risk. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s sub-adviser may not have the skills needed to manage these strategies.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

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In addition, the Fund may buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

The Fund may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the Fund may invest in a security that increases in value with the price of a particular securities index. In some cases, the return of the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way the Fund’s sub-adviser does not anticipate.

Options and Futures Contracts

The Fund may engage in options transactions, such as writing put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase the Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Fund may also write call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Fund may also purchase and write options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. dollar value of foreign currency denominated portfolio securities held by the Fund and against increases in the U.S. dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Fund may forfeit the entire amount of the premium plus related transaction costs. The Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies.

The Fund may also enter into futures contracts, including commodity futures contracts, stock index futures contracts, foreign currency futures contracts and fixed income futures contracts. These transactions generally serve as hedging strategies. They are designed to protect the Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting the Fund’s exposure to certain markets; in an effort to enhance income; as a cash management tool; or for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under “Currency Transactions.” The Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Fund’s sub-adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

The Fund may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

In addition, the Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under “Currency Transactions.” Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a

–  24  –

currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

While these strategies will generally be used by the Fund for hedging purposes, there are risks. For example, the Fund’s sub-adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When the Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the SAI.

Rights and Warrants

Rights or warrants generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described above under “Options and Futures Contracts” and under “Derivatives – Options, Rights, and Warrants” in the SAI. Risks associated with the use of warrants or rights are generally similar to risks associated with the use of options. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Synthetic Foreign Equity Securities

The Fund may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Fund may invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are

–  25  –

also subject, like other investments in foreign securities, to foreign risk and currency risk.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. The Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Short Sales

The Fund may engage in short sales. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. The Fund may also make short sales “against the box” without being subject to this limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical securities at no additional cost.

Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Precious Metal Related Securities

Prices of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Trading

The Fund’s sub-adviser may use trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when the sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the sub-adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, the Fund’s income or capital appreciation

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could fall and its capital losses could increase. In addition, high portfolio turnover in the Fund can result in additional brokerage commissions to be paid by the Fund and can reduce the Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

The Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. Under certain market conditions, the Fund’s sub-adviser may, for temporary defensive purposes, invest to any extent in high quality short-term U.S. dollar or non-U.S. dollar denominated fixed income securities or other instruments, such as investment grade debt securities, U.S. or foreign government obligations, commercial paper and money market instruments issued by U.S. or foreign commercial banks or depository institutions, cash or cash equivalents in a manner that is inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. It is impossible to predict when, or for how long, the Fund would use such alternate strategies. These temporary defensive positions may cause the Fund not to achieve its investment objective.

Zero-Coupon and “Stripped” Securities

The Fund may buy government and corporate zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. The Fund also can buy “stripped” securities that are the separate income or principal components of a debt security. Some collateralized mortgage obligations or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages and changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price.

Participation Interests in Loans and Loan Investment Pools

Participation interests in loans represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The Fund can also buy interests in trusts and other pooled entities that invest primarily or exclusively in loan obligations, including entities sponsored and/or advised by the Fund’s sub-adviser or an affiliate. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated above or below investment grade or may be unrated.

These investments are subject to the risk of default by the borrower, interest rate and prepayment risk, as well as credit risks of the servicing agent of the participation interest or the pooled entity that holds the loan obligations. In addition, loan participations generally are subject to restrictions on transfer, and the Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them at a price less than their fair market value. These risks can cause the Fund to lose money on its investment.

Investment in Other Investment Companies

The Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds’ portfolios, at times when the Fund may not be able to buy those portfolio securities directly.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company’s portfolio securities and is subject to limitations under the 1940 Act. The Fund does not intend to invest in other investment companies unless the Fund’s sub-adviser

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believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses.

Mortgage-Backed Securities and CMOs

The Fund may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Fund) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“GNMA”)); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Banks); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of the Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass- through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. The Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed

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security’s par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

The Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. The Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.

In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the securities sold, but will be supported by different pools of mortgages. When the Fund engages in a dollar roll it forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, the Fund earns interest by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. The Fund’s use of the transaction proceeds may be restricted pending such decision.

Lower Rated Debt Securities

While the Fund may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s) or, if unrated, are judged by the Fund’s sub-adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

The Fund may enter into when-issued, delayed-delivery, or forward commitment transactions. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

IPO Investments

The Fund may purchase securities in initial public offerings (“IPOs”). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular

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time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Other Instruments

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objective.

Changes to Investment Objective

Except for policies identified as “fundamental” in this Prospectus or the SAI, the Board of Trustees may change the investment objective and policies of the Fund without shareholder approval. Any such changes may result in the Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. The Fund will notify you of any material changes in its investment objectives or policies through a revised Prospectus or other written communication.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Fund

You can learn more about the Fund by reading the Fund’s Annual and Semiannual Reports, when they become available, and the SAI. This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the Report and a listing of the Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Fund and will provide you with more detail regarding the organization and operation of the Fund, including its investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Fund (including the Annual/Semiannual Reports, when they become available, and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/retire.

From the SEC:  You may review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Fund’s SEC file number: 811-8274.